UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Bonnie L. Smith
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

THE MERGER FUND VL

ANNUAL REPORT

DECEMBER 31, 2008

February 12, 2009

Dear Fellow Shareholder:

As previously reported, The Merger Fund VL showed a gain of 3.8% last year. Reflecting the carnage on Wall Street, the S&P 500 finished 2008 down 37%, and only a handful of equity mutual funds managed to end the year in positive territory.  We’re obviously pleased that the Fund made it into this exclusive group.  We’re also pleased with the Fund’s performance on a longer-term basis.  Since inception in May of 2004, the Fund has shown an average annual return of 7.1%, a period when the S&P 500 lost an average of 2.6% a year.

With respect to deal selection, of the 118 mergers, takeovers and other corporate reorganizations in which the Fund held positions during 2008, 104 unfolded more or less as expected.  Six deals that were subject to definitive merger agreements were terminated, and six hostile takeover attempts were abandoned.  Two additional “pre-deal” situations also fell into the failed-transaction category.

Looking ahead, we are optimistic both about the Fund’s current arbitrage holdings and the long-term success of our specialized investment approach, which has been refined and strengthened over nearly three decades.  The Fund’s risk-management strategies have proven themselves in a treacherous market environment, and we believe that our unique investment vehicle can continue to distinguish itself in the months and years ahead.

Going Hostile

Once again, we have included a series of charts which reflect the nature of the arbitrage situations in which the Fund has recently invested.  Chart 1 shows that as of December 31, 2008 friendly transactions comprised about 92% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for approximately 8%.

We have often written about how difficult it is to complete an unwelcome takeover, but 2008 saw an increasing number of companies willing to take the plunge.  With the standard defenses against unsolicited offers—poison pills, staggered boards and target-friendly state laws—not having become any less formidable over the past year or so, this new-found aggressiveness can be explained in part by corporate opportunism.  The bear market—sometimes in combination with company-specific developments that have further rattled investors—has caused many potential acquisition targets to trade at levels that fail to reflect their long-term earning power or their value to a corporate buyer.  When this happens, a strategic acquirer can afford to offer a big takeover premium in hopes of forcing the target to the bargaining table.

For other would-be acquirers, hostile deals may appear to be worth the risk when organic efforts to achieve some key strategic objective have come up short.  For example, despite Microsoft’s protestations to the contrary, the software giant clearly had come to the conclusion that it needed to do something dramatic to improve its competitive position against Google, and its hostile pursuit of Yahoo—although subsequently abandoned—should be viewed accordingly.  It is worth noting that last year’s batch of unsolicited takeover attempts followed a familiar pattern:  most failed, although the jury is still out on a few in which the Fund continues to hold positions.

Private Equity Runs Dry

Chart 2 shows that 92% of the takeovers in the Fund’s portfolio as of December 31 were strategic in nature, meaning combinations that involve a corporate buyer—typically operating in the same industry as the target—whose objective in doing the transaction is to enhance shareholder value on a longer-term basis.  The rest, 8%, were financial, or going-private, deals, in which an investor group uses large amounts of borrowed money to buy out the public shareholders.  In most cases, the goal in such highly leveraged takeovers is to pay down debt over a few years’ time and then either sell or IPO the company at a price that yields a sizable profit for the buyout group.

What a difference a year makes!  As of December 31, 2007, 31% of the Fund’s assets were invested in highly leveraged transactions.  Back then, private-equity firms were at the end of a multi-year run during which banks and other lenders showered them with huge quantities of financing on extremely favorable terms.  In more than a few instances financial buyers were able to outbid strategic players, and transaction prices rose to levels that left little room for error.  The environment is completely different now.  Banks, which have already taken billions in write-offs on leveraged buyouts financed at the top of the market, have turned off the spigot, while the high-yield bond market is essentially closed.  To get any deals done at all, financial buyers will have to pursue smaller transactions, put more equity into the capital structure and accept loan terms that are less borrower-friendly.  From an arbitrage standpoint, an investment universe heavily skewed toward strategic deals is not a bad thing; such transactions have historically been a little less accident-prone.

Show Me the Money

Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which the Fund held positions at the end of December.  This year’s chart shows that when it comes to deal-making, cash is still king, although the percentage of stock-based deals has shown a meaningful increase from year-ago levels.  More specifically, all-cash takeovers accounted for about 75% of our investments this December, up from 72% 12 months earlier, while all-stock transactions represented about 14% of the total, up from 9% last year.

Cash is often the preferred acquisition currency in a volatile environment because it gives both buyer and seller a fixed transaction price that is not subject to the vagaries of the market.  Also, cash deals tend to be more accretive to the buyer’s bottom line than stock deals, and despite the economic downturn, many potential acquirers continue to hold large amounts of cash on their books.  Finally, with stock prices down sharply over the past year, most CEOs probably regard their own shares as seriously undervalued and may be reluctant to use them for acquisitions.  At the same time, however, not all would-be acquirers enjoy Fort Knox-like balance sheets.  Those that don’t may be leery of becoming too leveraged, especially in a market that puts a premium on corporate liquidity.  And with banks extremely cautious about making new loans, some companies may have no choice but to issue stock when doing deals.

Where the Deals Are

Chart 4 shows the Fund’s investments grouped by economic sector.  Reflecting several compelling arbitrage opportunities in the specialty chemicals and fertilizer industries, the materials sector took the top spot this year, representing about 21% of our portfolio at the end of December.  A year earlier, this group accounted for less than 6% of the Fund’s investments, placing it seventh among the 10 sectors.  M&A activity in the utilities group accounted for 19% of our holdings at year-end, up from less than 2% 12 months earlier.  Surprisingly, this once-staid sector saw two high-profile unsolicited takeover attempts last year.  Another major round of consolidation in financial services is probably in the cards, but many potential acquirers have their own problems to deal with and, at least temporarily, are less focused on M&A.  Nonetheless, this sector represented about 17% of the Fund’s holdings in December, down only slightly from 18% at the end of 2007.  As we explain every year in these reports, the Fund’s portfolio-management team doesn’t target particular sectors for investment; we go where the transactions are, provided, of course, that our deal-selection criteria are met and that we don’t end up putting too many of our eggs in one industry basket.

Spanning the Globe

Chart 5 shows the Fund’s arbitrage investments grouped by the geographic region in which the target company is domiciled.  At the end of 2008, 73% of the deals in our portfolio involved U.S.-based targets.  Companies located in Canada and Europe accounted for 7% and 20% of the Fund’s holdings, respectively.  A year earlier, non-U.S. targets represented 34% of the portfolio.  In addition to having considerable experience investing outside the U.S., our portfolio-management team enjoys access to an international network of research analysts, attorneys and other advisers who can help us evaluate proposed M&A transactions in the context of political, regulatory and corporate-governance systems that may be very different from the U.S. model.  Also, because we routinely hedge against currency risk, fluctuations in exchange rates have little or no impact on the Fund’s performance.

M&A in Flux

Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1999.  Constrained by turmoil in the financial markets and an erosion of boardroom confidence, M&A volume fell about 32% from year-earlier levels in the 12 months ended December 2008.  Under current market conditions, it may be unrealistic to expect a sharp near-term rebound in deal-making.  For one thing, market volatility makes it more difficult for buyers and sellers to agree on how to price transactions.  Buyers, naturally, want to pay only modest premiums for companies whose stocks are trading at depressed levels, while sellers view such offers as opportunistic and not reflective of fundamental value.  The reality, however, is that for many companies, a strategic merger or takeover may represent one of the best opportunities to enhance shareholder value.  And, as noted earlier, an increasing number of would-be acquirers appear willing to go hostile when presented with the right opportunity.  Takeover activity, in other words, is not expected to fall off a cliff, and The Merger Fund VL should continue to benefit from an adequate flow of attractive investment opportunities.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data expressed as a percentage of long equity positions as of December 31, 2008

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data expressed as a percentage of long equity positions as of December 31, 2008

Chart 6

MERGER ACTIVITY
1999 – 2008

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND THE S&P 500

*   Inception Date 5/26/04

	Average Annual
	Total Return
	1 Year	3 Year	Since Inception
The Merger Fund VL	3.79%	7.30%	7.06%
The Standard & Poor’s 500 Index	(37.00)%	(8.36)%	(2.57)%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on May 26, 2004.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2008
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 for the period 7/1/08 – 12/31/08.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/08	Value 12/31/08	Period 7/1/08 – 12/31/08*
Actual + (1)	$1,000.00	$1,013.50	$13.51
Hypothetical ++ (2)	$1,000.00	$1,011.71	$13.50

+	Excluding dividends on securities sold short and interest expense, your actual cost of investment in the Fund would be $7.09.
++	Excluding dividends on securities sold short and interest expense, your hypothetical cost of investment in the Fund would be $7.10.
(1)	Ending account values and expenses paid during period based on a 1.35% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.67%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2008

Shares		Value
COMMON STOCKS — 55.36%

	ACQUISITION CORPORATIONS — 4.07%
3,500	Sapphire Industrials Corp. (a)	$32,218
6,700	Triplecrown Acquisition Corp. (a)	60,635
11,000	Victory Acquisition Corporation (a)	106,700
		199,553
	BIOTECHNOLOGY — 3.78%
2,230	Genentech, Inc. (a)(d)	184,889

	BROADCASTING & CABLE TV — 0.05%
1,100	CC Media Holdings, Inc. (a)	2,486

	COMMUNICATIONS EQUIPMENT — 0.26%
4,900	3Com Corporation (a)(e)	11,172
18,900	Nextwave Wireless Inc. (a)	1,701
		12,873
	DIVERSIFIED CHEMICALS — 1.29%
18,300	Huntsman Corporation	62,952

	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.79%
7,400	Constellation Energy Group Inc. (e)	185,666

	INDUSTRIAL MACHINERY — 1.72%
10,000	Mueller Water Products, Inc. - Class B (d)	84,400

	INTEGRATED TELECOMMUNICATION SERVICES — 8.84%
10,500	BCE Inc. (d)	213,743
6,100	Embarq Corporation (d)	219,356
		433,099
	INVESTMENT BANKING & BROKERAGE — 2.42%
10,200	Merrill Lynch & Co., Inc.	118,728

	LIFE & HEALTH INSURANCE — 7.89%
7,400	Nationwide Financial Services, Inc. (e)	386,354

	MULTI-UTILITIES — 5.52%
9,919	Puget Energy, Inc. (b)	270,491

	OIL & GAS EXPLORATION & PRODUCTION — 0.76%
800	EnCana Corporation (c)	37,184

	SOFT DRINKS — 0.12%
900	Coca-Cola Amatil Ltd.	5,767

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008

Shares		Value
	SPECIALTY CHEMICALS — 7.51%
5,950	Rohm and Haas Company (e)	$367,650

	THRIFTS & MORTGAGE FINANCE — 1.12%
18,400	Sovereign Bancorp, Inc. (a)	54,832

	TOBACCO — 4.82%
3,400	UST Inc. (b)	235,892

	WIRELESS TELECOMMUNICATION SERVICES — 1.40%
8,500	Centennial Communications Corp. (a)	68,510
	TOTAL COMMON STOCKS (Cost $2,931,967)	2,711,326

CONVERTIBLE PREFERRED STOCKS — 0.29%
31	SLM Corporation Series C (a)(g)	14,105
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $30,659)	14,105

MUTUAL FUNDS — 1.87%
11,400	Eaton Vance Floating Rate Income Trust	91,428
	TOTAL MUTUAL FUNDS (Cost $116,751)	91,428

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.78%
	Energy Select Sector SPDR Fund
5	Expiration: January, 2009, Exercise Price: $50.00	1,650
	iShares Nasdaq Biotech
3	Expiration: January, 2009, Exercise Price: $75.00	1,485
	KBW Insurance ETF
5	Expiration: January, 2009, Exercise Price: $31.00	1,925
	Materials Select Sector SPDR Trust
23	Expiration: March, 2009, Exercise Price: $28.00	12,995
	SPDR Trust Series 1
7	Expiration: January, 2009, Exercise Price: $94.00	3,780
	Telecom HOLDRS Trust
24	Expiration: February, 2009, Exercise Price: $30.00	13,440
	U.S. Natural Gas Fund
4	Expiration: January, 2009, Exercise Price: $28.00	1,960
	Utilities Select Sector SPDR Fund
4	Expiration: January, 2009, Exercise Price: $32.00	1,188
	TOTAL PURCHASED PUT OPTIONS (Cost $43,542)	38,423

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2008

Shares		Value
ESCROW NOTES — 0.16%
18,300	Price Communications Liquidating Trust (a)(g)	$7,869
	TOTAL ESCROW NOTES (Cost $7,869)	7,869

Principal
Amount

SHORT-TERM INVESTMENTS — 16.96%
	Variable-Rate Demand Notes
$830,534	U.S. Bank, 1.250% (f)	830,534
	TOTAL SHORT-TERM INVESTMENTS (Cost $830,534)	830,534
	TOTAL INVESTMENTS (Cost $3,961,322) — 75.42%	$3,693,685

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for securities sold short.
(c)	All or a portion of the shares have been committed as collateral for written option contracts.
(d)	All or a portion of the shares have been committed as collateral for swap contracts.
(e)	All or a portion of the shares have been committed as collateral for foreign currency exchange contracts.
(f)	The coupon rate shown on variable rate securities represents the rate at December 31, 2008.
(g)	Fair-valued security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2008

Shares		Value
5,900	Banco Santander SA - ADR	$55,991
8,780	Bank of America Corporation	123,622
8,359	CenturyTel, Inc.	228,452
10,000	Mueller Water Products, Inc.	84,000
1,306	SLM Corporation	11,623
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $519,720)	$503,688

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN
December 31, 2008

Contracts (100 shares per contract)		Value
CALL OPTIONS
	BCE Inc.
3	Expiration: January, 2009, Exercise Price: $17.50	$990
	Constellation Energy Group Inc.
11	Expiration: January, 2009, Exercise Price: $25.00	1,045
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $2,475)	$2,035

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments, at value (Cost $3,961,322)		$3,693,685
Cash		587,245
Deposit at brokers for securities sold short		748,608
Receivable from brokers for proceeds on securities sold short		519,720
Receivable for forward currency exchange contracts		8,110
Receivable for investments sold		3,376
Receivable for written option contracts		123
Receivable for swap contracts		38,405
Receivable from the investment adviser		14,740
Dividends and interest receivable		4,587
Receivable from service provider		38,377
Prepaid expenses		795
Total Assets		5,657,771
LIABILITIES:
Securities sold short, at value (Proceeds of $519,720)	$503,688
Options written, at value (Premiums received $2,475)	2,035
Dividends and interest payable	6,035
Payable for swap contracts	71,952
Payable for investments purchased	98,311
Payable for fund shares redeemed	57
Accrued expenses and other liabilities	77,999
Total Liabilities		760,077
NET ASSETS		$4,897,694
NET ASSETS Consist Of:
Accumulated undistributed net investment income		$331,115
Accumulated undistributed net realized loss on investments,
securities sold short, written option contracts expired or closed, swap contracts, foreign currency translations, and forward
currency exchange contracts		(133,232)
Net unrealized appreciation (depreciation) on:
Investments	$(267,637)
Securities sold short	16,032
Written option contracts	440
Swap contracts	(33,547)
Foreign currency translations	(32)
Forward currency exchange contracts	8,110
Net unrealized depreciation		(276,634)
Paid-in capital		4,976,445
Total Net Assets		$4,897,694
NET ASSET VALUE, offering price and redemption price per share
($4,897,694 / 495,561 shares of beneficial interest outstanding)		$9.88

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest		$4,386
Dividend income on long positions
(net of foreign withholding taxes of $375)		69,087
Total investment income		73,473
EXPENSES:
Investment advisory fee	$58,352
Interest expense	38,342
Transfer agent and shareholder servicing agent fees	23,110
Federal and state registration fees	926
Professional fees	89,498
Trustees’ fees and expenses	24,056
Custody fees	1,550
Administration fee	39,880
Fund accounting expense	48,010
Reports to shareholders	6,775
Miscellaneous expenses	316
Borrowing expense on securities sold short	16,116
Dividends on securities sold short (net of foreign withholding taxes of $0)	19,512
Total expenses before expense reimbursement by adviser		366,443
Expense reimbursement by adviser (Note 3)		(227,119)
Net expenses		139,324
NET INVESTMENT LOSS		(65,851)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	(258,868)
Securities sold short	265,286
Written option contracts expired or closed	172,297
Swap contracts	232
Foreign currency translations	1,471
Forward currency exchange contracts	135,185
Net realized gain		315,603
Change in unrealized appreciation (depreciation) on:
Investments	(101,465)
Securities sold short	6,309
Written option contracts	2,024
Swap contracts	(32,026)
Foreign currency translations	(132)
Forward currency exchange contracts	12,076
Net change in unrealized depreciation		(113,214)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		202,389
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$136,538

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$136,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized (gain) loss on:
Investments	258,868
Securities sold short	(265,286)
Written option contracts expired or closed	(172,297)
Change in unrealized depreciation on investments,
securities sold short and written option contracts	93,132
Changes in assets and liabilities:
Deposit at brokers for securities sold short	(112,908)
Receivable from brokers for proceeds on securities sold short	(141,536)
Receivable for forward currency exchange contracts	(12,076)
Receivable for investments sold	394,843
Receivable for swap contracts	33,191
Receivable from the investment adviser	1,437
Dividends and interest receivable	2,569
Receivable from service provider	(38,377)
Prepaid expenses	(795)
Payable for dividends on securities sold short	6,035
Payable for investments purchased	(366,245)
Payable for fund shares redeemed	(48)
Accrued expenses and other liabilities	14,677
Purchases of investments	(37,926,916)
Proceeds from sale of investments	39,267,995
Proceeds from securities sold short transactions	4,007,231
Cover securities sold short transactions	(3,600,408)
Premiums received on written option contracts	354,537
Written option contracts closed or exercised	(203,151)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,731,010

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	813,115
Payment on shares redeemed	(535,902)
Cash repayment of loan	(1,425,000)
NET CASH USED IN FINANCING ACTIVITIES	(1,147,787)
NET CHANGE IN CASH AND CASH EQUIVALENTS FOR THE YEAR	583,223

CASH, BEGINNING OF YEAR	4,145
CASH, END OF YEAR	$587,368

SUPPLEMENTAL INFORMATION:
Cash paid for interest on loan outstanding	$46,480
Non-cash financing activities - reinvestment of distributions	214,451

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
Net investment loss	$(65,851)	$(62,213)
Net realized gain on investments, securities sold short,
written option contracts expired or closed, swap contracts,
foreign currency translations, and forward currency
exchange contracts	315,603	315,424
Change in unrealized depreciation on investments,
securities sold short, written option contracts,
swap contracts, foreign currency translations, and
forward currency exchange contracts	(113,214)	(196,885)
Net increase in net assets resulting from operations	136,538	56,326

Distributions to shareholders from:
Net realized gains	(214,451)	(696,704)
Total distributions	(214,451)	(696,704)
Net increase in net assets from
capital share transactions (Note 4)	491,664	1,330,290
Net increase in net assets	413,751	689,912

NET ASSETS:
Beginning of period	4,483,943	3,794,031
End of period (including accumulated undistributed
net investment income of $331,115
and $5,487, respectively)	$4,897,694	$4,483,943

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS

						For the Period
	Year Ended December 31,					May 26, 2004(1)
						through
	2008		2007	2006	2005	December 31, 2004
Per Share Data:
Net Asset Value, beginning of period	$9.96		$11.56	$10.96	$10.60	$10.00
Income from investment operations:
Net investment income (loss)	(0.13)		0.03	(0.02)	(0.05)	(0.02)
Net realized and unrealized
gain on investments	0.50		0.20	1.83	0.53	0.62
Total from investment operations	0.37		0.23	1.81	0.48	0.60
Less distributions:
Distributions from net realized gains	(0.45)		(1.83)	(1.21)	(0.12)	—
Total distributions	(0.45)		(1.83)	(1.21)	(0.12)	—
Net Asset Value, end of period	$9.88		$9.96	$11.56	$10.96	$10.60
Total Return	3.79	%(4)	2.11%	16.55%	4.53%	6.00	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$4,898		$4,484	$3,794	$5,574	$1,362
Ratio of operating expenses to average
net assets including interest expense
and dividends on securities sold short:
Before expense waiver	7.85%		8.53%	8.06%	7.40%	43.30	%(2)
After expense waiver	2.98%		4.27%	3.43%	2.39%	1.62	%(2)
Ratio of operating expenses to average
net assets excluding interest expense
and dividends on securities sold short:
Before expense waiver	6.27%		5.66%	6.03%	6.41%	43.08	%(2)
After expense waiver	1.40%		1.40%	1.40%	1.40%	1.40	%(2)
Ratio of net investment loss
to average net assets:
Before expense waiver	(6.28)%		(5.52)%	(5.99)%	(5.58)%	(42.14	)%(2)
After expense waiver	(1.41)%		(1.26)%	(1.36)%	(0.57)%	(0.46	)%(2)
Portfolio turnover rate(5)	743.72%		418.22%	555.55%	497.59%	501.71	%(3)

(1)	Commencement of Operations.
(2)	Annualized.
(3)	Not Annualized.
(4)	The return would have been 3.06% without the expense credit from the service provider.
(5)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding securities sold short). The denominator includes the average long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund commenced operations on May 26, 2004.  The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage.  Shares of the Fund are not offered directly to the public.  The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.  At December 31, 2008, 84.4% of the shares outstanding of the Fund were owned by one insurance company.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.	Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sale price. Securities not listed on an exchange are valued at the last sale price as of the close of the New York Stock Exchange. Securities for which there are no transactions are valued at the average of the closing bid and asked prices.  When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used.  Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein), subject to the supervision of the Board of Trustees, reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At December 31, 2008, fair-valued long securities represented 0.59% of investments, at value.  Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Fund adopted SFAS No. 157 effective January 1, 2008. A summary of the fair value hierarchy under SFAS No. 157 is described below.

SFAS 157 — Summary of Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities (long and short), options (purchased and written) and mutual funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include demand notes, equity swaps and forward currency exchange contracts.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include convertible preferred stocks and escrow notes that are fair valued by the Fund.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2008. These assets and liabilities are measured on a recurring basis.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008.

		Securities Sold
	Investments	Short and Written	Other Financial
Description	in Securities	Options Contracts	Instruments*
Level 1 — Quoted prices	$2,841,177	$505,723	$—
Level 2 — Other significant observable inputs	830,534	—	(25,437)
Level 3 — Significant unobservable inputs	21,974	—	—
Total	$3,693,685	$505,723	$(25,437)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as swap contracts and forward currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments includes unrealized appreciation of $8,110 for forward currency exchange contracts and unrealized depreciation of $33,547 for swap contracts.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
in Securities
Balance as of 12/31/07	$7,869
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(16,554)
Net purchases (sales)	30,659
Transfers in and/or out of Level 3	—
Balance as of 12/31/08	$21,974

B.	Securities Sold Short

The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

The Fund is liable for any dividends payable on securities while those securities are sold short. As collateral for its securities sold short, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.	Transactions with Brokers for Securities Sold Short

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two major securities dealers.  The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the State of New York.  As of December 31, 2008, open Federal and New York tax years include the tax years ended December 31, 2005 through 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Written Option Contracts

The Fund writes (sells) call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the written option contracts. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Written option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the written option contract is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.	Purchased Options

The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G.	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2008. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund increased net investment income by $391,479, reduced realized accumulated gains by $391,479, and did not change paid-in capital.

I.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the  sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.	When-Issued Securities

The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date.  The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.	Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in the investments on the Statement of Assets and Liabilities.

N.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.	Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the “Adviser”) pursuant to an investment advisory agreement dated July 1, 2003. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser.

The Adviser has agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses, excluding dividends on securities sold short and interest expense, exceed 1.40% of average daily net assets.  The agreement expires on July 1, 2013.  The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund’s operating expenses, excluding dividends on securities sold short and interest expense, to exceed the cap on expenses.  For the year ended December 31, 2008, the Adviser reimbursed $227,119 to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
12/31/09	$231,497
12/31/10	$209,476
12/31/11	$227,119

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Shares	Amount	Shares	Amount
Issued	76,111	$813,115	183,690	$2,191,468
Reinvested	21,950	214,451	70,374	696,704
Redeemed	(52,807)	(535,902)	(131,847)	(1,557,882)
Net Increase	45,254	$491,664	122,217	$1,330,290

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended December 31, 2008 (excluding short-term investments, options and securities sold short) amounted to $34,442,768 and $35,272,667, respectively. There were no purchases or sales of U.S. Government Securities.

At December, 31 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments*	$4,105,291
Gross Unrealized Appreciation	$267,181
Gross Unrealized Depreciation	(678,787)
Net Unrealized Depreciation	$(411,606)
Undistributed Ordinary Income	$305,678
Undistributed Long-Term Capital Gain	7,124

Total Distributable Earnings	312,802
Other Accumulated Gains	$20,053
Total Accumulated Losses	$(78,751)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

The tax components of dividends paid during the year ended December 31, 2008 and the fiscal year ended December 31, 2007 were as follows:

	2008	2007
Ordinary Income	$ 16,501	$678,545
Long-Term Capital Gains	197,950	18,159

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended December 31, 2008.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) was 100.00% for the Fund (unaudited).

For the fiscal year ended December 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2008 was 100.00% for the Fund (unaudited).

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2008 was 100.00% for the  Fund (unaudited).

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2008 were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2007	$23,386	165
Options written	354,537	1,603
Options closed	(122,775)	(705)
Options exercised	(142,042)	(490)
Options expired	(110,631)	(559)
Options outstanding at December 31, 2008	$2,475	14

Note 7 — CREDIT FACILITY

Custodial Trust Company has made available to the Fund a credit facility under the 1940 Act limitation pursuant to a Loan and Pledge Agreement (“Agreement”) dated August 12, 2004 for permitted purposes.  The Agreement was assigned to JPMorgan Chase Bank, N.A. effective as of December 10, 2008.  Any drawdowns are solely at the discretion of JPMorgan Chase Bank, N.A.  For the period January 1, 2008 to December 31, 2008, the interest rate on the outstanding principal amount was the 30 Day Libor Rate plus 0.75% (weighted average rate of 3.85% during the year ended December 31, 2008).  Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated July 1, 2003.  During the year ended December 31, 2008, the Fund had an outstanding average daily balance of $1,011,460.  The maximum amount outstanding during the year ended December 31, 2008 was $2,370,000.  At December 31, 2008, the Fund had a loan payable balance of $0.  As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 8 — FORWARD CURRENCY EXCHANGE CONTRACTS

At December 31, 2008, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. JPMorgan Chase & Co. Inc. is the counterparty for all forward contracts. The net unrealized appreciation of $8,110 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Date	be Delivered		December 31, 2008	be Received	December 31, 2008
2/27/09	9,000	Australian Dollars	$6,235	U.S. Dollars	$5,865
1/29/09	43,127	British Pounds	61,933	U.S. Dollars	74,020
1/7/09	310,500	Canadian Dollars	251,513	U.S. Dollars	251,002
1/12/09	82,500	Euros	114,615	U.S. Dollars	115,335
2/25/09	67,099	Euros	93,056	U.S. Dollars	95,951
2/27/09	97,937	Euros	135,816	U.S. Dollars	143,478
1/30/09	305,000	Swiss Francs	286,786	U.S. Dollars	272,413
			$949,954		$958,064

Note 9 — SWAP CONTRACTS

Equity Swap Contracts

The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2008

Note 9 — SWAP CONTRACTS (continued)

short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At December 31, 2008, the Fund had the following open equity swap contracts:

			Unrealized
			Appreciation
Termination Date	Security	Shares	(Depreciation)	Counterparty
1/30/2009	BHP Billiton plc	(1,227)	$1,514	JPMorgan Chase & Co. Inc.
1/20/2009	British Energy Group plc	5,572	(7,519)	JPMorgan Chase & Co. Inc.
4/15/2009	CIBA Holding AG	6,100	15,288	JPMorgan Chase & Co. Inc.
1/8/2009	Continental AG	1,100	14,901	JPMorgan Chase & Co. Inc.
1/30/2009	Rio Tinto plc	975	(46,605)	JPMorgan Chase & Co. Inc.
6/30/2009	Societe des Autoroutes PRR	1,100	(17,828)	JPMorgan Chase & Co. Inc.
4/30/2009	Union Fenosa, S.A.	5,343	6,702	JPMorgan Chase & Co. Inc.
			$(33,547)

Credit Default Swap Contracts

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity, typically corporate issues, on its obligation.  The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap (“Buy Contract”) or provide credit protection on the referenced entity of the credit default swap (“Sale Contract”).

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform.  The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.  At December 31, 2008, the Fund did not have any open credit default swap contracts.

Note 10 — NEW ACCOUNTING STANDARDS

In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  As of December 31, 2008 management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the “Fund”) at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 24, 2009

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios	Other
	Positions(s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Trustee
Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since	Westchester Capital
Management, Inc.	Trustee	inception	Management, Inc.,
100 Summit Lake Drive			the Fund’s Adviser.
Valhalla, NY 10595
Age: 62

Bonnie L. Smith	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	term; since	Officer, Vice President
Management, Inc.	Secretary	inception	and Treasurer of
100 Summit Lake Drive	and		Westchester Capital
Valhalla, NY 10595	Treasurer;		Management, Inc.,
Age: 61	Anti-Money		the Fund’s Adviser.
Laundering
Compliance
Officer

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since	Consultant and		Director of The
Management, Inc.		inception	independent financial		Asia Pacific Fund,
100 Summit Lake Drive			adviser since July		Inc; Director of the
Valhalla, NY 10595			1993.		AllianceBernstein
Age: 64					core mutual fund
group; Director of
Prospect
Acquisition Corp.

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since	Logan & Company.
Management, Inc.		inception	Chairman of Logan-
100 Summit Lake Drive			Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 72

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, Inc.			America. Managing		Trust
100 Summit Lake Drive			Partner of Premium
Valhalla, NY 10595			Salads of America.
Age: 62

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)

		Term of		# of Portfolios	Other
	Positions(s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Trustee

Roy D. Behren	Chief	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital	Compliance	term;	and Chief Compliance
Management, Inc.	Officer	since	Officer of Westchester
100 Summit Lake Drive		inception	Capital Management,
Valhalla, NY 10595			Inc., the Fund’s Adviser.
Age: 48

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.  Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s Adviser and because he is an officer of the Fund.

**	The Fund Complex consists of the Fund and The Merger Fund.

The Merger Fund VL
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600

Administrator, Transfer Agent, Dividend Paying
Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Frederick W. Green
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Frederick W. Green, President
Bonnie L. Smith, Vice President,
  Treasurer and Secretary
Roy Behren, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan, III and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	40,000	40,000
Audit-Related Fees
Tax Fees	5,000	5,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee did not approve any services for which the preapproval requirement was waived.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund VL

By (Signature and Title)*       /s/ Frederick W. Green
Frederick W. Green, President

Date      2/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Frederick W. Green
Frederick W. Green, President

Date    2/11/2009

By (Signature and Title)*     /s/ Bonnie L. Smith
Bonnie L. Smith, Treasurer

Date    2/17/2009

* Print the name and title of each signing officer under his or her signature.